Exhibit 99.2

Fourth Quarter 2017
Teleconference
Supplemental Data

Cautionary Statement

Forward-Looking Information    Forward-Looking Information    This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our future financial and business performance and prospects, including forecasted 2018 first quarter and full year business and financial results, impact of new U.S. tax law, impact of divestiture, new business, gross margins, pricing, investments and business acquisitions. These statements are based on the current expectations of management of Ecolab Inc. (“the Company”). There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties are set forth under Item 1A of our most recent Annual Report on Form 10-K and our other our public filings with the Securities and Exchange Commission (the “SEC”) and include the vitality of the markets we serve, including the markets served by our Global Energy segment; the impact of economic factors such as the worldwide economy, capital flows, interest rates and foreign currency risk, including reduced sales and earnings in other countries resulting from the weakening of local currencies versus the U.S. dollar; our ability to execute key business initiatives, including upgrades to our information technology systems; potential information technology infrastructure failures and cybersecurity attacks; our ability to attract and retain high caliber management talent to lead our business; exposure to economic, political and legal risks related to our international operations including trade sanctions; our ability to develop competitive advantages through innovation and to commercialize digital solutions; the costs and effects of complying with laws and regulations relating to our operations; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement except as required by law.

Non-GAAP Financial Information    This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

Please see Ecolab’s news release dated February 20, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	2

4Q 2017 Overview

◢Sales:

▪	Reported sales +9% and fixed currency sales +7%; acquisition adjusted fixed currency sales +6%.
▪	New business growth, new product introductions, share gains and pricing drove acquisition adjusted fixed currency sales increases across all business segments.

◢Operating Income:

▪	Reported operating margin +60 bps; adjusted fixed currency operating margin -70 bps.
▪	Reported operating income +13% with adjusted operating income +5%.
▪	Pricing, volume growth and cost saving initiatives offset higher delivered product costs and investments in the business during the quarter.

◢Earnings:

▪	Reported diluted EPS $1.93, +56% versus last year; includes a $0.55 per share benefit from the new U.S. tax law. Adjusted diluted EPS $1.39, +11% versus last year.
▪	Adjusted EPS growth also benefited from lower adjusted interest expense and our ongoing work to lower our tax rate.

◢Outlook:

▪	2018: Adjusted diluted EPS $5.25 to $5.45, +12% to 16%. Includes an estimated $0.10 per share benefit from the US tax law and $0.03 per share reduction from the Equipment Care sale.
▪	1Q 2018: Adjusted diluted EPS of $0.85 to $0.93, +6% to 16%.

Please see Ecolab’s news release dated February 20, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	3

Improving Growth Trends

	2017
Growth (year-on-year)	1Q	2Q	3Q	4Q

Reported sales	2%	4%	5%	9%

Fixed currency sales*	2%	5%	5%	7%

Adjusted net income*	2%	4%	7%	10%

Adjusted diluted EPS*	4%	5%	7%	11%

*See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated February 20, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	4

4Q 2017 Results

	Fourth Quarter Ended December 31
	Reported			Adjusted *
(unaudited)	Public Currency Rates		%	Public Currency Rates		%
(millions, except per share)	2017	2016	Change	2017	2016	Change
Net sales	$ 3,650.7	$ 3,352.1	9%	$ 3,650.7	$ 3,352.1	9%
Operating income	627.7	556.9	13%	593.9	564.8	5%
Net income attributable to Ecolab	565.9	366.3	54%	406.7	368.2	10%
Diluted earnings per share	$ 1.93	$ 1.24	56%	$ 1.39	$ 1.25	11%

				Adjusted *
	Fixed Currency Rates *		%	Fixed Currency Rates		%
	2016	2016	Change	2017	2016	Change
Net sales	$ 3,555.5	$ 3,317.7	7%	$ 3,555.5	$ 3,317.7	7%
Operating income	610.8	551.7	11%	577.0	559.6	3%

*See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated February 20, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	5

4Q 2017 Sales Growth Detail

	Fixed Rate	Acq./Div. Adj.
Global Industrial	% Change	% Change		Consolidated	% Change
Food & Beverage	6%	6%		Volume & mix	5%
Water	7%	5%		Pricing	1%
Paper	5%	2%		Subtotal	6%
Life Sciences	5%	5%		Acq./Div.	1%
Textile Care	2%	2%		Fixed currency growth	7%
Total Global Industrial	6%	5%		Currency impact	2%
				Total	9%
Global Institutional
Institutional	2%	2%
Specialty	7%	7%
Healthcare	48%	5%	*
Total Global Institutional	8%	3%

Global Energy	11%	12%

Other
Pest Elimination	9%	8%
Equipment Care	-64%	5%
Total Other	-7%	7%

Amounts in the tables above may reflect rounding.  Acq./Div. Adj. excludes the impact of acquisitions and divestitures and sales to our deconsolidated Venezuelan subsidiaries.
*Healthcare includes Anios sales in the comparable period last year.

Please see Ecolab’s news release dated February 20, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	6

4Q 2017 Income Statement / Margins

($ millions, unaudited)	2017	% sales	2016	% sales	% change	Comments*

Gross Profit	$ 1,700.0	46.6%	$ 1,607.0	47.9%	6%

Adjusted gross margins were 47.1% vs. 48.1% in 2016, a 100 bps decline from the year-ago level, driven by higher delivered product costs and the impact of growth within Global Energy (which on average has lower gross margin) that more than offset increased pricing and cost savings.

SG&A	1,123.9	30.8%	1,046.3	31.2%	7%	The 40 bps improvement was driven by sales volume leverage and cost savings which more than offset investments in the business.
Operating Income (fixed FX)
Global Industrial	220.1	17.0%	209.9	17.2%	5%

2017 acquisition adjusted fixed currency margins were 17.1% vs. 17.2% in 2016. Margins decreased 10 bps as improved pricing, sales volume gains and cost savings were offset by higher delivered product costs.

Global Institutional	259.6	21.3%	252.7	22.5%	3%

2017 acquisition adjusted fixed currency margins were 22.0% vs. 22.6% in 2016. Margins decreased 60 bps as pricing and sales volume gains were more than offset by innovation, new customer installation investments as well as higher delivered product costs.

Global Energy	102.4	12.0%	101.8	13.2%	1%

2017 acquisition adjusted fixed currency margins were 12.0% vs. 13.0% in 2016. Margins decreased 100 bps as volume gains and the benefits from cost reduction actions were more than offset by higher delivered product costs and a rebuild of compensation reductions made in 2016.

Other	38.4	20.2%	37.0	18.2%	4%

2017 acquisition adjusted fixed currency margins were 20.8% vs. 20.0%. The 80 bps increase reflected pricing and sales volume gains which more than offset increased field-related costs. The Equipment Care business was sold on November 1, 2017.

Subtotal at fixed FX	620.5	17.5%	601.4	18.1%	3%
Corporate
Special Gains/(Ch.)	33.8		(7.9)			2017: Gains on the sale of Equipment Care were partially offset by fixed asset impairment and restructuring charges, 2016: Wage-hour litigation charges, offset by restructuring related gains

Corp. Expense	(43.5)		(41.8)			Nalco intangible amortization
Total Corporate Exp.	(9.7)		(49.7)
FX	16.9		5.2

Consolidated Op. Inc.	$ 627.7	17.2%	$ 556.9	16.6%	13%

2017 adjusted fixed currency operating margin was 16.2%, a 70 bps decrease vs. the equivalent 2016 margin of 16.9%. The margin decline reflected pricing, volume growth and cost savings initiatives that were more than offset by higher delivered product costs and investments in the business during the quarter.

*See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated February 20, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	7

4Q 2017 Balance Sheet / Cash Flow

Summary Balance Sheet
	December 31			December 31
(millions, unaudited)	2017	2016	(millions, unaudited)	2017	2016
Cash and cash eq.	$ 211.4	$ 327.4	Short-term debt	$ 564.4	$ 541.3
Accounts receivable, net	2,574.1	2,341.2	Accounts payable	1,177.1	983.2
Inventories	1,445.9	1,319.4	Other current liabilities	1,690.3	1,494.9
Other current assets	365.0	291.4	Long-term debt	6,758.3	6,145.7
PP&E, net	3,707.1	3,365.0	Pension/Postretirement	1,025.5	1,019.2
Goodwill and intangibles	11,184.7	10,200.8	Other liabilities	1,058.1	1,175.0
Other assets	474.2	485.0	Total equity	7,688.7	6,970.9
Total assets	$ 19,962.4	$ 18,330.2	Total liab. and equity	$ 19,962.4	$ 18,330.2

Selected Cash Flow items			Selected Balance Sheet measures
	Twelve Months Ended
	December 31			December 31
(millions, unaudited)	2017	2016	(unaudited)	2017	2016
Cash from op. activities	$ 2,091.3	$ 1,939.7	Total Debt/Total Capital	48.8%	49.0%
Depreciation	585.7	561.0	Net Debt/Total Capital	48.0%	47.7%
Amortization	307.6	289.7	Net Debt/EBITDA(*)	2.4	2.3
Capital expenditures	789.6	707.4	Net Debt/Adjusted EBITDA(*)	2.4	2.2

(*) EBITDA and Adjusted EBITDA are non-GAAP measures.  EBITDA is defined as the sum of operating income, depreciation and amortization. Adjusted EBITDA is defined as the sum of adjusted operating income, depreciation and amortization. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation corresponding reconciliations.

Please see Ecolab’s news release dated February 20, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	8

2018 Focus

◢Continue to build topline momentum

▪	Further accelerate corporate account wins
▪	Leverage digital platforms and improve speed to market
▪	Reinvigorate Institutional

◢Build gross margins: maintain pricing momentum to more than offset impact from delivered product cost increases

◢Deliver on key investment programs

▪	Product innovation
▪	Customer digital solutions capabilities
▪	Talent

◢Execute on M&A strategy

Please see Ecolab’s news release dated February 20, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	9

Appendix

Please see Ecolab’s news release dated February 20, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	10

Non-GAAP Financial Measures

	Fourth Quarter Ended		Twelve Months Ended
(unaudited)	December 31		December 31
(millions, except percent)	2017	2016	2017	2016

Net sales
Reported GAAP net sales	$ 3,650.7	$ 3,352.1	$ 13,838.3	$ 13,152.8
Effect of foreign currency translation	(95.2)	(34.4)	(192.1)	(148.0)
Non-GAAP fixed currency sales	3,555.5	3,317.7	13,646.2	13,004.8
Effect of acquisitions and divestitures	(83.1)	(41.0)	(265.2)	(102.3)
Non-GAAP acquisition adjusted fixed currency sales	$ 3,472.4	$ 3,276.7	$ 13,381.0	$ 12,902.5

Cost of Sales
Reported GAAP cost of sales	$ 1,950.7	$ 1,745.1	$ 7,405.1	$ 6,898.9
Special (gains) and charges	17.8	4.1	44.0	66.0
Non-GAAP adjusted cost of sales	$ 1,932.9	$ 1,741.0	$ 7,361.1	$ 6,832.9

Gross Margin
Reported gross margin	46.6%	47.9%	46.5%	47.5%
Non-GAAP adjusted gross margin	47.1%	48.1%	46.8%	48.0%

Operating income
Reported GAAP operating income	$ 627.7	$ 556.9	$ 2,019.8	$ 1,915.0
Effect of foreign currency translation	(16.9)	(5.2)	(32.9)	(25.2)
Non-GAAP fixed currency operating income	610.8	551.7	1,986.9	1,889.8
Special (gains) and charges	(33.8)	7.9	40.3	105.5
Non-GAAP adjusted fixed currency operating income	577.0	559.6	2,027.2	1,995.3
Effect of acquisitions and divestitures	(6.3)	(5.3)	(31.5)	(17.6)
Non-GAAP acquisition adjusted fixed currency operating income	$ 570.7	$ 554.3	$ 1,995.7	$ 1,977.7

Operating Income Margin
Reported GAAP operating income margin	17.2%	16.6%	14.6%	14.6%
Non-GAAP adjusted fixed currency operating income margin	16.2%	16.9%	14.9%	15.3%

Please see Ecolab’s news release dated February 20, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	11

Non-GAAP Financial Measures

	Fourth Quarter Ended		Twelve Months Ended
(unaudited)	December 31		December 31
(millions, except percent and per share)	2017	2016	2017	2016

Interest expense, net
Reported GAAP interest expense, net	$ 77.8	$ 68.3	$ 255.0	$ 264.6
Special (gains) and charges, after tax	21.9	0.0	21.9	0.0
Non-GAAP adjusted interest expense, net	$ 55.9	$ 68.3	$ 233.1	$ 264.6

Net Income Attributable to Ecolab
Reported GAAP net income attributable to Ecolab	$ 565.9	$ 366.3	$ 1,508.4	$ 1,229.6
Special (gains) and charges, after tax	2.8	1.6	56.0	62.4
Discrete tax net expense (benefit)	(162.0)	0.3	(186.2)	3.9
Non-GAAP adjusted net income attributable to Ecolab	$ 406.7	$ 368.2	$ 1,378.2	$ 1,295.9

Diluted Earnings per Share Attributable to Ecolab ("EPS")
Reported GAAP diluted EPS	$ 1.93	$ 1.24	$ 5.13	$ 4.14
Special (gains) and charges, after tax	0.01	0.01	0.19	0.21
Discrete tax net expense (benefit)	(0.55)	0.00	(0.63)	0.01
Non-GAAP adjusted diluted EPS	$ 1.39	$ 1.25	$ 4.69	$ 4.37

Provision for Income Taxes
Reported GAAP tax rate	(4.0)%	23.9%	13.7%	24.4%
Special gains and charges	(2.8)	0.9	(0.1)	1.0
Discrete tax items	30.1	(0.1)	10.2	(0.2)
Non-GAAP adjusted tax rate	23.3%	24.7%	23.8%	25.2%

EBITDA (trailing twelve months ended)
Net income including non-controlling interest	$ 1,522.4	$ 1,247.1
Provision for income taxes	242.4	403.3
Interest expense, net	255.0	264.6
Depreciation	585.7	561.0
Amortization	307.6	289.7
EBITDA	$ 2,913.1	$ 2,765.7
Special (gains) and charges impacting EBITDA	40.3	105.5
Adjusted EBITDA	$ 2,953.4	$ 2,871.2

Please see Ecolab’s news release dated February 20, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	12

Non-GAAP Financial Measures

	Fourth Quarter Ended December 31
	2017			2016
(millions)	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales
Global Industrial	$ 1,292.0	($17.3)	$ 1,274.7	$ 1,218.8	($1.7)	$ 1,217.1
Global Institutional	1,220.6	(63.7)	1,156.9	1,125.1	(2.5)	1,122.6
Global Energy	853.2	-	853.2	770.2	(7.9)	762.3
Other	189.7	(2.1)	187.6	203.6	(28.9)	174.7
Subtotal at fixed currency rates	3,555.5	(83.1)	3,472.4	3,317.7	(41.0)	3,276.7
Currency impact	95.2			34.4
Consolidated reported GAAP net sales	$ 3,650.7			$ 3,352.1

Operating Income
Global Industrial	$ 220.1	($1.6)	$ 218.5	$ 209.9	($0.8)	$ 209.1
Global Institutional	259.6	(5.6)	254.0	252.7	0.5	253.2
Global Energy	102.4	0.3	102.7	101.8	(2.9)	98.9
Other	38.4	0.6	39.0	37.0	(2.1)	34.9
Corporate	(43.5)	-	(43.5)	(41.8)	-	(41.8)
Adjusted at fixed currency rates	577.0	(6.3)	570.7	559.6	(5.3)	554.3
Special (gains) and charges	(33.8)			7.9
Reported OI at fixed currency rates	610.8			551.7
Currency impact	16.9			5.2
Consolidated reported GAAP operating income	$ 627.7			$ 556.9

Please see Ecolab’s news release dated February 20, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	13

Non-GAAP Financial Measures

	Year Ended December 31
	2017			2016
(millions)	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales
Global Industrial	$ 4,878.5	($46.7)	$ 4,831.8	$ 4,687.2	($11.0)	$ 4,676.2
Global Institutional	4,744.9	(207.4)	4,537.5	4,440.1	(28.9)	4,411.2
Global Energy	3,199.3	(9.0)	3,190.3	3,075.8	(33.5)	3,042.3
Other	823.5	(2.1)	821.4	801.7	(28.9)	772.8
Subtotal at fixed currency rates	13,646.2	(265.2)	13,381.0	13,004.8	(102.3)	12,902.5
Currency impact	192.1			148.0
Consolidated reported GAAP net sales	$ 13,838.3			$ 13,152.8

Operating Income
Global Industrial	$ 722.0	($3.4)	$ 718.6	$ 720.0	($2.5)	$ 717.5
Global Institutional	985.7	(25.8)	959.9	950.5	0.8	951.3
Global Energy	338.5	(2.9)	335.6	346.7	(13.8)	332.9
Other	149.3	0.6	149.9	145.2	(2.1)	143.1
Corporate	(168.3)	-	(168.3)	(167.1)	-	(167.1)
Adjusted at fixed currency rates	2,027.2	(31.5)	1,995.7	1,995.3	(17.6)	1,977.7
Special (gains) and charges	40.3			105.5
Reported OI at fixed currency rates	1,986.9			1,889.8
Currency impact	32.9			25.2
Consolidated reported GAAP operating income	$ 2,019.8			$ 1,915.0

Please see Ecolab’s news release dated February 20, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	14